        Exhibit 1.01

Weatherford International plc
Conflict Minerals Report
For the Year Ended December 31, 2022

This Conflict Minerals Report (this “CMR”) of Weatherford International plc (“Weatherford,” “we,” “our” or the “Company”) is an exhibit to our disclosure on Form SD for the year ended December 31, 2022 (our “2022 Form SD”), which we have filed with the SEC pursuant to Rule 13p-1 (the “Rule”) under the Securities Exchange Act of 1934, as amended. Terms used and not otherwise defined in this CMR have the meanings ascribed to them on our 2022 Form SD.

Company Overview

Weatherford is a leading global energy services company providing equipment and services used in the drilling, evaluation, well construction, completion, production, intervention and responsible abandonment of wells across the broad spectrum of energy sources. Many of our businesses, including those of our predecessor companies, have been operating for more than 50 years. We conduct operations in approximately 75 countries, answering the challenges of the energy industry with 345 operating locations including manufacturing, research and development, service, and training facilities.

Through our RCOI, we seek to trace the origins of any Covered Minerals incorporated into products manufactured by, or contracted to be manufactured for, Weatherford to ensure that we are sourcing materials and components from companies that share our values and commitment to human rights, ethics and environmental responsibility. Weatherford supports efforts to increase transparency regarding Covered Minerals with a view to enabling the Democratic Republic of the Congo and Adjoining Countries (each a “Covered Country” and collectively, the “Covered Region”) to benefit from their mineral resources while preventing the extraction and trade of minerals from being a source of conflict, human rights abuses, and insecurity. We have also implemented other due diligence measures, which together with our RCOI, we believe conform in all material respects with the Rule and OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, third edition (“OECD Guidance”).

Covered Products Overview

Our principal business is to provide services and technologies in relation to the well life cycle and have three reportable segments: (1) Drilling and Evaluation (2) Well Construction and Completions, and (3) Production and Intervention. All of our segments are enabled by a suite of digital monitoring, control and optimization solutions using advanced analytics to provide safe, reliable and efficient solutions throughout the well life cycle, including responsible abandonment.

•Drilling and Evaluation (“DRE”) offers a suite of services including managed pressure drilling, drilling services, wireline and drilling fluids. DRE offerings range from early well planning to reservoir management through innovative tools and expert engineering to optimize reservoir access and productivity.
•Well Construction and Completions (“WCC”) offers products and services for well integrity assurance across the full life cycle of the well. The primary offerings are tubular running services, cementation products, completions, liner hangers and well services. WCC deploys conventional to advanced technologies, providing safe and efficient services in any environment during the well construction phase.
•Production and Intervention (“PRI”) offers production optimization technologies through the Company’s ability to design and deliver a complete production ecosystem ranging from boosting productivity to responsible abandonment for our customers. The primary offerings are intervention services & drilling tools, artificial lift, digital solutions (previously production automation & software), sub-sea intervention and pressure pumping services in select markets. PRI utilizes a suite of reservoir stimulation designs, and engineering capabilities that isolate zones and unlock reserves in conventional and unconventional wells, deep water, and aging reservoirs.

We have evaluated each of our product lines and made a good faith determination that Covered Minerals were necessary for the production or functionality of some products manufactured by, or contracted to be manufactured for, Weatherford during calendar year 2022 (the “Covered Products”). Our Covered Products include, but are not limited to:

•liner hanger systems,
•fishing recovery tools,
•rotating cement heads,
•downhole deployment valves,
•pressure control equipment,
•inflatable packers,
•casing packers,
•thru-tubing equipment,
•wellbore tubulars,
•casing and running tools,
•drilling casing bits,
•centralizers,
•float equipment,
•stimulation sleeves,
•expandable sand screens,
•composite plugs,
•inflow control devices,
•gravel pack systems,
•production packers,
•isolation valves,
•RFID enabled tools,
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•subsurface safety valves,
•pressure pumping systems,
•continuous rod products,
•gas lift valve systems,
•rotaflex pump units,
•gas lift systems,
•power generation units,
•reciprocating rod lifts systems,
•flow measurement products,
•SurgeMaster®II tool,
•drilling rental tools,
•performance drilling tools,
•mechanized rig equipment,
•conventional tubular running equipment,
•pump and fluid systems,
•well servicing equipment,
•logging while drilling equipment,
•measurement while drilling equipment,
•directional drilling equipment,
•rotary steerable systems,
•managed pressure drilling systems,
•rotating control devices,
•advanced flow detection systems,
•steady state continuous flow systems,
•under-reamers,
•open hole logging tools,
•cased hole logging tools,
•automated tubular running equipment,
•downhole pressure, temperature and flow measurement gauges,
•distributed fiber optics systems,
•stage tools,
•industrial pump systems,
•sub-surface plugs,
•artificial lift controllers,
•drill pipe risers,
•flowbank tanks, and
•surface manifolds

Supply Chain Overview

Our global supply chain function is responsible for sourcing, procurement, supply and operations planning, and inventory management of raw materials, inventory, finished goods, and services to support the Company’s operations. We have approximately 14,000 suppliers in seven geographic regions globally. The major categories in our supply chain related to Covered Minerals are machining services, field equipment manufacturers and raw materials. Approximately 45% of our suppliers are based in North America.

Weatherford’s global supply chain is complex with multiple levels of suppliers between us and upstream producers of Covered Minerals. Further, our Covered Products consist of many component materials and parts, with multiple suppliers potentially contributing to a single product. As a downstream purchaser and user of Covered Minerals, we do not have direct visibility into, and are many layers removed from, smelters or refiners of Covered Minerals (“SORs”) and the associated mines of origin of the Covered Minerals. Therefore, we must rely on our direct suppliers (“tier 1 suppliers”) and their suppliers (“tier 2 suppliers”) to provide the information necessary to trace the source and chain of custody of Covered Minerals that may exist in our Covered Products.

Reasonable Country of Origin Inquiry (RCOI)

Each year, we strive to improve our RCOI process to better identify whether any Covered Minerals are or may become necessary to the functionality or production of any of our Covered Products. Our RCOI begins with the identification of our Covered Products based on information maintained by our various business segments and functional support groups. We then manually review and validate the list of Covered Products. We identified specific product components supplied to Weatherford that may contain Covered Minerals and the corresponding tier 1 suppliers. We assessed the risk posed by each such tier 1 supplier based on the type(s) of product component(s) supplied by, and our total spend with, the supplier. Through this review and risk assessment, we focused our RCOI on the tier 1 suppliers that we deemed appropriate. This year, our review identified 736 tier 1 suppliers within the scope of the Rule for 2022. This represents approximately a 14% decrease from 2021. We attribute this decrease to our continuing efforts to streamline our supply chain, improve efficiency in our operations, become more knowledgeable about our tier 2 suppliers, and improve supplier compliance with our policies.

Weatherford, with the assistance of a third-party consultant, contacted the 736 tier 1 suppliers to request and collect information about the use and origin of Covered Minerals used in the products and components supplied to Weatherford. Utilizing the Responsible Minerals Initiative’s Conflict Minerals Reporting Template (“CMRT”), suppliers were each asked to provide information regarding any Covered Minerals necessary to the functionality or production of products that it sold to Weatherford and its sourcing of materials, with the ultimate goal of identifying the SORs and associated countries of origin with respect to such Covered Minerals. We identified, for each such supplier, the products and components that Weatherford sourced from it, and this information was communicated to that supplier as part of the data request. The suppliers were asked to select a given product or set of products for which a CMRT was being submitted. Suppliers were able to submit multiple CMRTs as needed to address all indicated products.

If suppliers did not respond to our request for information, our third-party consultant made additional attempts to contact them via emails and telephone calls and offered assistance in completing the CMRTs and providing the requested information. Through our third-party consultant, we continued to inform, educate and assist our suppliers with information about the Rule and its applicability to us, Weatherford’s due diligence efforts related to Covered Minerals, our related policies and the supplier’s obligations under their contracts with Weatherford and our Supplier Code of Conduct. If, after these efforts, a supplier still did not register within the system or provide the information requested, the matter was further escalated internally
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and there was direct outreach by Weatherford employees in our supply chain function that have direct business interactions with the tier 1 suppliers.

RCOI Results

This reporting year, 555 suppliers, or approximately 75%, responded to our request for CMRTs, which is roughly equivalent to the 73% response rate we achieved last year. Of the suppliers who responded, 32% included information suggesting to us that one or more of the Covered Minerals sourced from the Covered Region may be necessary to the functionality or production of one or more of our Covered Products. We performed additional due diligence measures on the source and chain of custody of Covered Minerals in our Covered Products, as described below.

Due Diligence

Design

We believe the design of Weatherford’s due diligence framework conforms in all material respects with the Rule and OECD Guidance.

Measures Undertaken

Our third-party consultant evaluated the CMRT responses provided by our suppliers for plausibility, consistency, and gaps in information. Suppliers were asked to correct or confirm any information that may have raised questions or violated any quality control thresholds. Suppliers that failed to respond to such requests were automatically contacted again on a bi-weekly basis up to an additional three times. Examples of quality control thresholds are:

•One or more SORs were listed but no Covered Mineral was listed by the supplier;
•SOR information was not provided for a Covered Mineral used by the supplier, or the listed SOR was not a verified metal processor in the database of our third-party consultant;
•Supplier answered yes to sourcing from the Covered Region, but none of the SORs listed are known to source from the region;
•Supplier indicated that they have not received 3TG data for each metal from all relevant suppliers;
•Supplier indicated that they have not identified all of the SORs used for the Covered Products;
•Supplier indicated they have not provided all applicable SOR information received; and
•Supplier indicated 100% of the 3TG for products covered by the declaration originated from recycled or scrap sources, but one or more SORs listed are not known to be exclusive recyclers.

For each supplier-identified SOR our third-party consultant sought to verify: (1) the types of metal processing performed, including recycling; (2) the mine countries of origin of the Covered Minerals, excluding recycled materials; (3) the current conflict-free certification status; and (4) the extent of any known third-party due diligence underway. With respect to item 3, we referenced (collectively, the “Certifying Organizations”): (a) the Responsible Minerals Assurance Process developed by the Responsible Minerals Initiative; (b) the London Bullion Market Association Good Delivery Rules; and (c) the Responsible Jewellery Council Chain-of-Custody Certification. Our third-party consultant attempted to contact each uncertified SOR to gain more information about its sourcing practices, including countries of origin and transfer, and whether there were any internal due diligence procedures in place or other processes the SOR takes to track the chain-of-custody on the source of its mineral ores. As appropriate, our third-party consultant made additional attempts to contact SORs and conducted internet searches for publicly available information about them and their sourcing practices.

Due Diligence Results

Our third-party consultant verified 336 supplier-identified SORs within our supply chain (see Annex I). Of these SORs, 285 did not indicate sourcing within the Covered Region, and 51 indicated sourcing within the Covered Region. Of these 51 SORs, all but eight are certified as conflict-free with respect to the applicable Covered Mineral(s) by at least one of the Certifying Organizations, compared to six in the prior year. Of the eight uncertified SORs identified this year: (1) one SOR that supplied gold is, itself, located in the Covered Region and reported no known country of origin for its source material; (2) two SORs that supplied tin and are reportedly in the process of obtaining their “conflict-free” certification or designation from one of the Certifying Organizations; and (3) each of the remaining five SORs reported sourcing material within the Covered Region as well as from numerous countries outside the Covered Region. We plan to engage those of our suppliers that, directly or indirectly, introduced product into our supply chain from one or more of the six SORs that are neither certified nor in the process of obtaining certification to explore joint outreach and alternative sourcing options available to Weatherford. With respect to the two SORs who are in the process of obtaining certification, we plan to monitor each one’s respective progress toward obtaining its conflict-free certification. Of the three SORs that were reportedly in the process of obtaining certification
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in our prior year report, all three remain in our supply chain, two are now certified and one remains in the process of obtaining certification.

Description of Ongoing Program

Weatherford’s conflict minerals policy was amended and restated on May 26, 2021 can be found at https://www.weatherford.com/documents/corporate-documents/governance-and-policies/conflict-minerals-policy-(november-2013)/. The policy is also included within our Supplier Code of Conduct which can be found at https://www.weatherford.com/en/documents/corporate-documents/supplier-code-of-conduct/supplier-code-of-conduct-english/. Our website and the information accessible through it are not incorporated herein by reference.

We continue to require, as part of our standard terms and conditions, that our suppliers complete a CMRT and agree to the Supplier Code of Conduct (which stresses our commitment to integrity throughout the supply chain and holding our business partners to the same high standards and commitment to a culture of compliance). We continue to improve our internal procedures to validate compliance with our Supplier Code of Conduct and vendor on-boarding including creating an escalation path within our supply chain and up to executive officers when vendors fail to provide CMRTs or are identified as utilizing SORs that are not certified as conflict free or sourcing from locations outside the Covered Region.

This report includes forward-looking statements that involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements are also generally identified by the words “expects,” “plans,” “intends,” “will,” “may,” “remain,” “continue,” “ongoing,” and similar terms, although not all forward-looking statements contain these identifying words. Forward-looking statements are not guarantees of future performance. Weatherford assumes no obligation to revise or update any forward-looking statements for any reason, except as required by law. Subsequent events may affect Weatherford’s future determinations under the Rule.
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Exhibit 1.01
Annex I
Annex I
The table below is an aggregation of data provided by Weatherford’s suppliers through May 2, 2023 and lists SORs within our supply chain that either (i) indicated “no known country of origin” and that are perceived by Weatherford, as a result of its due diligence, to present a lower risk regarding potential sourcing of Covered Minerals within the Covered Region, or (ii) indicated no sourcing of Covered Minerals within the Covered Region.

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin (excluding recycled or scrap materials)
Gold	8853 S.p.A.		No known country of origin
Gold	ABC Refinery Pty Ltd.
Gold	Abington Reldan Metals, LLC	RMAP	No known country of origin
Gold	Advanced Chemical Company	RMAP	Indonesia, Peru and United States
Gold	Aida Chemical Industries Co., Ltd.	RMAP	Bolivia, Canada, Japan, Peru, Portugal and Spain
Gold	Al Etihad Gold Refinery DMCC	RMAP	No known country of origin
Gold	Albino Mountinho Lda.		No known country of origin
Gold	Alexy Metals	RMAP - Active	No known country of origin
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	LBMA, RJC, RMAP	Brazil, China, Germany, Japan, Laos, Nigeria, Philippines, Sierra Leone and Thailand
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	LBMA, RMAP	Australia, Brazil and South Africa
Gold	Argor-Heraeus S.A.	LBMA, RMAP	Argentina, Chile, China, Hong Kong, Indonesia, Philippines, Singapore, South Africa and Switzerland
Gold	Asahi Pretec Corp.	LBMA, RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guinea, Guyana, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Papua New Guinea, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Taiwan, Thailand, United Kingdom, United States, Uzbekistan, Viet Nam and Zimbabwe
Gold	Asahi Refining Canada Ltd.	LBMA, RMAP	Australia, Canada and Japan
Gold	Asahi Refining USA Inc.	LBMA, RMAP	Australia, Bermuda, Canada, Chile, China, Hong Kong, Indonesia, Malaysia, Peru, United States and Uzbekistan
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.		Australia, Brazil, Indonesia and Turkey
Gold	AU Traders and Refiners		No known country of origin
Gold	Augmont Enterprises Private Limited	RMAP - Active	No known country of origin
Gold	Aurubis AG	LBMA, RMAP	Brazil, Canada, China, Germany, Hong Kong, Indonesia, Japan and United States
Gold	Bangalore Refinery	RMAP	No known country of origin
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	LBMA, RMAP	Brazil, Canada, China, Indonesia, Italy and Philippines
Gold	Boliden AB	LBMA, RMAP	Canada, China, Finland, Indonesia, Ireland and Sweden
Gold	C. Hafner GmbH + Co. KG	LBMA, RJC, RMAP	Australia, Brazil, Chile, China, Germany, Japan and Peru
Gold	C.I Metales Procesados Industriales SAS	RMAP - Active	No known country of origin
Gold	Caridad		Bolivia, Chile, China, Japan, Korea, Republic of and Mexico
Annex I - 1

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin (excluding recycled or scrap materials)
Gold	Cendres + Metaux S.A.		Australia, Germany and Switzerland
Gold	CGR Metalloys Pvt Ltd.		No known country of origin
Gold	Chimet S.p.A.	LBMA, RMAP	Australia, Italy, Mexico and Turkey
Gold	Chugai Mining	RMAP	Australia, Canada, Chile, Indonesia, Japan, Peru and United States
Gold	Daye Non-Ferrous Metals Mining Ltd.	LBMA	Australia, Belgium, Canada, Chile, China, Hong Kong, Japan, Malaysia, Mexico, Singapore, South Africa, Switzerland, United Kingdom, United States and Uzbekistan
Gold	Degussa Sonne / Mond Goldhandel GmbH		No known country of origin
Gold	Dijllah Gold Refinery FZC		No known country of origin
Gold	Dongwu Gold Group		No known country of origin
Gold	Dowa	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Gold	DSC (Do Sung Corporation)	RMAP	Australia, Brazil, Korea, Republic of and South Africa
Gold	Eco-System Recycling Co., Ltd. East Plant	RMAP	Australia, Bolivia, Canada, Indonesia, Japan and Mozambique
Gold	Eco-System Recycling Co., Ltd. North Plant	RMAP	No known country of origin
Gold	Eco-System Recycling Co., Ltd. West Plant	RMAP	No known country of origin
Gold	Emerald Jewel Industry India Limited (Unit 1)		No known country of origin
Gold	Emerald Jewel Industry India Limited (Unit 2)		No known country of origin
Gold	Emerald Jewel Industry India Limited (Unit 3)		No known country of origin
Gold	Emerald Jewel Industry India Limited (Unit 4)		No known country of origin
Gold	Emirates Gold DMCC	RMAP	United Arab Emirates
Gold	Fidelity Printers and Refiners Ltd.		Zimbabwe
Gold	Fujairah Gold FZC		No known country of origin
Gold	Geib Refining Corporation	RMAP	China and United States
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	RMAP - Active	No known country of origin
Gold	Gold by Gold Colombia	RMAP	No known country of origin
Gold	Gold Coast Refinery		No known country of origin
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	LBMA, RMAP	Australia, Bolivia, Brazil, Canada, China, Indonesia, Japan, Kyrgyzstan, Malaysia, Mongolia, Mozambique, Papua New Guinea, Peru, Poland, Russian Federation and Tajikistan
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	LBMA	China and Russian Federation
Annex I - 2

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin (excluding recycled or scrap materials)
Gold	Guangdong Jinding Gold Limited		Australia, Brazil, China, Peru and Taiwan
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.		China
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.		China and Korea, Republic of
Gold	Heimerle + Meule GmbH	LBMA, RMAP	Australia, Austria, Canada, China, Germany, Hong Kong, Jersey, Malaysia, Mexico, Mongolia, Mozambique, Philippines and South Africa
Gold	Heraeus Metals Hong Kong Ltd.	LBMA, RJC, RMAP	Australia, Canada, China, France, Germany, Hong Kong, Japan, Laos, Malaysia, Mozambique, Peru, Philippines, Singapore, South Africa, Switzerland, Taiwan, Thailand and Viet Nam
Gold	Heraeus Precious Metals GmbH & Co. KG	RMAP	Australia, Bolivia, Chile, China, Germany, Hong Kong, Jersey, Malaysia, Peru, Saudi Arabia, Switzerland, Turkey, United Arab Emirates and United States
Gold	Hunan Chenzhou Mining Co., Ltd.		Australia, Canada, China, Mozambique and Switzerland
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.		No known country of origin
Gold	HwaSeong CJ CO., LTD.		Australia, Canada, China, Hong Kong, Japan, Korea, Republic of, Mexico and United States
Gold	Industrial Refining Company		No known country of origin
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	LBMA, RMAP	China, Mexico and Mongolia
Gold	International Precious Metal Refiners		No known country of origin
Gold	Ishifuku Metal Industry Co., Ltd.	LBMA, RMAP	Australia, Canada, China, Japan and United States
Gold	Istanbul Gold Refinery	LBMA, RMAP	Turkey
Gold	Italpreziosi	RJC, RMAP	No known country of origin
Gold	JALAN & Company		No known country of origin
Gold	Japan Mint	LBMA, RMAP	Australia, Italy, Japan and Mexico
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant		Australia, Canada, Japan and Russian Federation
Gold	JSC Uralelectromed		Australia, Brazil, Russian Federation, Switzerland and Taiwan
Gold	JX Nippon Mining & Metals Co., Ltd.	LBMA, RMAP	Chile, Indonesia, Saudi Arabia, Taiwan and United Kingdom
Gold	K.A. Rasmussen		No known country of origin
Gold	Kaloti Precious Metals		United Arab Emirates
Gold	Kazakhmys Smelting LLC		Kazakhstan and Kyrgyzstan
Gold	Kazzinc	LBMA, RMAP	Australia, China, Japan, Kazakhstan, Peru, Switzerland and Taiwan
Gold	Kennecott Utah Copper LLC	LBMA, RMAP	China and United States
Gold	KGHM Polska Miedz Spolka Akcyjna	RMAP	Chile
Annex I - 3

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin (excluding recycled or scrap materials)
Gold	Kojima Chemicals Co., Ltd.	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Gold	Korea Zinc Co., Ltd.	RMAP	No known country of origin
Gold	Kundan Care Products Ltd.		No known country of origin
Gold	Kyrgyzaltyn JSC		Australia, Brazil and Kyrgyzstan
Gold	Kyshtym Copper-Electrolytic Plant ZAO		No known country of origin
Gold	L'azurde Company For Jewelry		Australia, Canada, Japan, Saudi Arabia and Taiwan
Gold	Lingbao Gold Co., Ltd.		China
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.		China
Gold	L'Orfebre S.A.	RMAP	No known country of origin
Gold	LS-NIKKO Copper Inc.	LBMA, RMAP	Australia, Brazil, Chile, China, Hong Kong, India, Indonesia, Japan, Kazakhstan, Korea, Republic of, Mexico, Peru, Singapore, South Africa and United States
Gold	LT Metal Ltd.	RMAP	No known country of origin
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.		China
Gold	Marsam Metals		No known country of origin
Gold	Materion	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Gold	Matsuda Sangyo Co., Ltd.	LBMA, RMAP	Australia, Canada, China, Hong Kong, Indonesia, Japan, United Kingdom and United States
Gold	MD Overseas		No known country of origin
Gold	Metal Concentrators SA (Pty) Ltd.	RMAP	No known country of origin
Gold	Metallix Refining Inc.		No known country of origin
Gold	Metalor Technologies (Hong Kong) Ltd.	LBMA, RJC, RMAP	Australia, China, Hong Kong, Japan, Peru, Switzerland and United States
Gold	Metalor Technologies (Singapore) Pte., Ltd.	LBMA, RJC, RMAP	China, Singapore and Switzerland
Gold	Metalor Technologies (Suzhou) Ltd.	RJC, RMAP	China and South Africa
Gold	Metalor Technologies S.A.	LBMA, RJC, RMAP	Belgium, Canada, China, Hong Kong, Indonesia, Ivory Coast, Sweden, Switzerland, United Kingdom and United States
Gold	Metalor USA Refining Corporation	LBMA, RJC, RMAP	Canada, China, Mexico, Switzerland and United States
Annex I - 4

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin (excluding recycled or scrap materials)
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	LBMA, RMAP	China and Mexico
Gold	Mitsui Mining and Smelting Co., Ltd.	LBMA, RMAP	Australia, Canada, China and Japan
Gold	MMTC-PAMP India Pvt., Ltd.	LBMA, RMAP	India and United States
Gold	Modeltech Sdn Bhd		No known country of origin
Gold	Morris and Watson		New Zealand and United States
Gold	Moscow Special Alloys Processing Plant		Bolivia, China and Russian Federation
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	LBMA, RMAP	Saudi Arabia, Turkey and United Arab Emirates
Gold	Navoi Mining and Metallurgical Combinat	RMAP	China, Indonesia, United States and Uzbekistan
Gold	NH Recytech Company	RMAP	No known country of origin
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	RJC, RMAP	Austria and Indonesia
Gold	Ohura Precious Metal Industry Co., Ltd.	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, South Africa, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)		Russian Federation
Gold	OJSC Novosibirsk Refinery		Bolivia, Brazil, Canada, China, Italy, Malaysia, Peru, Philippines, Russian Federation and Switzerland
Gold	PAMP S.A.	LBMA, RMAP	Australia, Canada, China, Hong Kong, Indonesia, Japan, Mexico, South Africa, Switzerland, United Kingdom and United States
Gold	Pease & Curren		No known country of origin
Gold	Penglai Penggang Gold Industry Co., Ltd.		China
Gold	Planta Recuperadora de Metales SpA	RMAP	No known country of origin
Gold	PT Aneka Tambang (Persero) Tbk	LBMA, RMAP	Australia, Bolivia, Brazil, Canada, Chile, Ethiopia, Germany, Indonesia, Malaysia, Peru and Switzerland
Gold	PX Precinox S.A.	LBMA, RMAP	Australia, Canada, Mozambique and Switzerland
Gold	QG Refining, LLC		No known country of origin
Gold	Refinery of Seemine Gold Co., Ltd.		China
Gold	REMONDIS PMR B.V.	RMAP	No known country of origin
Gold	Royal Canadian Mint	LBMA, RMAP	Canada, Chile, Germany, Guyana, Japan, Mexico, Peru, Suriname, Switzerland and United States
Gold	SAAMP	RJC, RMAP	No known country of origin
Gold	Sabin Metal Corp.		Brazil, Canada, China, Mexico, Portugal, Russian Federation and United States
Gold	Safimet S.p.A		Italy
Annex I - 5

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin (excluding recycled or scrap materials)
Gold	SAFINA A.S.	RMAP	Czech Republic
Gold	Sai Refinery		No known country of origin
Gold	SAMWON METALS Corp.		Australia, Canada, China, Hong Kong, Korea, Republic of and Sweden
Gold	Sancus ZFS (L’Orfebre, SA)	RMAP	No known country of origin
Gold	Sellem Industries Ltd.		No known country of origin
Gold	SEMPSA Joyeria Plateria S.A.	LBMA, RMAP	Spain
Gold	Shandong Gold Smelting Co., Ltd.	LBMA, RMAP	China and Peru
Gold	Shandong Humon Smelting Co., Ltd.		No known country of origin
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.		Russian Federation
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	LBMA, RMAP	China, Japan and United States
Gold	Shenzhen CuiLu Gold Co., Ltd.		No known country of origin
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.		No known country of origin
Gold	Shirpur Gold Refinery Ltd.		No known country of origin
Gold	Sichuan Tianze Precious Metals Co., Ltd.	LBMA, RMAP	No known country of origin
Gold	Singway Technology Co., Ltd.		Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals		Germany, Russian Federation and Taiwan
Gold	Solar Applied Materials Technology Corp.	LBMA, RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Gold	Sovereign Metals		No known country of origin
Gold	State Research Institute Center for Physical Sciences and Technology		No known country of origin
Gold	Sudan Gold Refinery		No known country of origin
Gold	Sumitomo Metal Mining Co., Ltd.	LBMA, RMAP	Australia, Chile, Indonesia, Japan, Philippines and United States
Annex I - 6

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin (excluding recycled or scrap materials)
Gold	SungEel HiMetal Co., Ltd.	RMAP	No known country of origin
Gold	Super Dragon Technology Co., Ltd.		China and Taiwan
Gold	T.C.A S.p.A	LBMA, RMAP	Italy
Gold	Tanaka Kikinzoku Kogyo K.K.	LBMA, RMAP	Australia, Belgium, Bolivia, Canada, Chile, China, Hong Kong, Indonesia, Japan, Malaysia, Mexico, Singapore, South Africa, Switzerland, United Kingdom, United States and Uzbekistan
Gold	Tokuriki Honten Co., Ltd.	LBMA, RMAP	Australia, Canada, Chile, China, Hong Kong, Japan, Peru and United States
Gold	Tongling Nonferrous Metals Group Co., Ltd.		China
Gold	TOO Tau-Ken-Altyn	RMAP	No known country of origin
Gold	Torecom	RMAP	Bolivia, Brazil, Chile, China, Indonesia, Korea, Republic of, Mexico and Russian Federation
Gold	Umicore Precious Metals Thailand		China, Peru, Thailand and United States
Gold	Umicore S.A. Business Unit Precious Metals Refining	LBMA, RMAP	Bolivia, Canada, China and Japan
Gold	United Precious Metal Refining, Inc.	RMAP	Australia, Belgium, Bolivia, Canada, China, Indonesia, Japan, Peru, Russian Federation, Switzerland, Thailand and United States
Gold	Valcambi S.A.	LBMA, RJC, RMAP	Australia, China, Germany, Hong Kong, Japan, Switzerland and Taiwan
Gold	WEEEREFINING	RMAP - Active	No known country of origin
Gold	Western Australian Mint (T/a The Perth Mint)	LBMA, RMAP	Australia, Bolivia, Chile, China, Guinea, Hong Kong, Korea, Republic of, Papua New Guinea and Peru
Gold	WIELAND Edelmetalle GmbH	RMAP	Germany
Gold	Yamakin Co., Ltd.	RMAP	Australia, Brazil, Canada, China, Japan, Mozambique and United States
Gold	Yokohama Metal Co., Ltd.	RMAP	Brazil, China, Japan, Malaysia and Spain
Gold	Yunnan Copper Industry Co., Ltd.		Canada, Chile and China
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	LBMA, RMAP	Australia, Canada, China, Ethiopia, Germany, Laos, Mongolia, Mozambique, Philippines, Switzerland and Thailand
Tantalum	5D Production OU		No known country of origin
Tantalum	D Block Metals, LLC	RMAP	United States
Tantalum	FIR Metals & Resource Ltd.	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Annex I - 7

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin (excluding recycled or scrap materials)
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	RMAP	No known country of origin
Tantalum	Jiangxi Tuohong New Raw Material	RMAP	No known country of origin
Tantalum	Metallurgical Products India Pvt., Ltd.	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Jersey, Kazakhstan, Kenya, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Mozambique, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, South Africa, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tantalum	Mineracao Taboca S.A.	RMAP	Brazil
Tantalum	Mitsui Mining and Smelting Co., Ltd.	RMAP	Australia, Brazil, Chile, Japan, Malaysia and United Kingdom
Tantalum	NPM Silmet AS	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tantalum	QuantumClean	RMAP	Brazil, Poland and United States
Tantalum	Resind Industria e Comercio Ltda.	RMAP	No known country of origin
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	RMAP	No known country of origin
Tantalum	Solikamsk Magnesium Works OAO		Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Annex I - 8

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin (excluding recycled or scrap materials)
Tantalum	Telex Metals	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tantalum	XinXing Haorong Electronic Material Co., Ltd.	RMAP	China
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	RMAP	China, Peru and Russian Federation
Tin	Alpha	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Jersey, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Sweden, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tin	An Vinh Joint Stock Mineral Processing Company		Brazil, Turkey and Viet Nam
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	RMAP	China
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	RMAP	No known country of origin
Tin	China Tin Group Co., Ltd.	RMAP	China, Indonesia, Mexico, Russian Federation, Switzerland and United States
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	RMAP	No known country of origin
Tin	CRM Synergies	RMAP	No known country of origin
Tin	CV Ayi Jaya	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.		No known country of origin
Tin	Dowa	RMAP	No known country of origin
Tin	DS Myanmar	RMAP	No known country of origin
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company		Brazil, Canada, Chile, China, United States and Viet Nam
Annex I - 9

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin (excluding recycled or scrap materials)
Tin	Estanho de Rondonia S.A.	RMAP	Brazil and Taiwan
Tin	Fabrica Auricchio Industria e Comercio Ltda.	RMAP	No known country of origin
Tin	Fenix Metals	RMAP	Australia, Bolivia, Brazil, China, Indonesia, Kazakhstan, Peru and Poland
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.		No known country of origin
Tin	Gejiu Kai Meng Industry and Trade LLC		China
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.		China
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.		Brazil, China and Indonesia
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	RMAP	No known country of origin
Tin	Jiangxi New Nanshan Technology Ltd.	RMAP	Bolivia, China, Portugal and Russian Federation
Tin	Luna Smelter, Ltd.	RMAP	No known country of origin
Tin	Melt Metais e Ligas S.A.		Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tin	Metallic Resources, Inc.	RMAP	United States
Tin	Metallo Spain S.L.U.	RMAP	Spain
Tin	Mineracao Taboca S.A.	RMAP	Brazil and Thailand
Tin	Minsur	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tin	Mitsubishi Materials Corporation	RMAP	Canada, Indonesia, Japan and Papua New Guinea
Tin	Modeltech Sdn Bhd		No known country of origin
Annex I - 10

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin (excluding recycled or scrap materials)
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company		Estonia and Viet Nam
Tin	Novosibirsk Processing Plant Ltd.		Kazakhstan, Peru, Philippines, Russian Federation and United States
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	RMAP	China, Netherlands, Philippines and Thailand
Tin	O.M. Manufacturing Philippines, Inc.	RMAP	Bolivia, Brazil, Canada, China, Japan, Malaysia, Peru and Philippines
Tin	Pongpipat Company Limited		No known country of origin
Tin	Precious Minerals and Smelting Limited		No known country of origin
Tin	PT Aries Kencana Sejahtera	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tin	PT Artha Cipta Langgeng	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Uzbekistan, Viet Nam and Zimbabwe
Tin	PT ATD Makmur Mandiri Jaya	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tin	PT Babel Inti Perkasa	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tin	PT Babel Surya Alam Lestari	RMAP	China
Annex I - 11

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin (excluding recycled or scrap materials)
Tin	PT Bangka Prima Tin	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tin	PT Bangka Serumpun	RMAP	No known country of origin
Tin	PT Belitung Industri Sejahtera	RMAP - Active	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tin	PT Cipta Persada Mulia	RMAP	Australia, Brazil, Chile, China, India, Indonesia, Japan, Kazakhstan, Korea, Republic of, Peru, Singapore, South Africa and United States
Tin	PT Menara Cipta Mulia	RMAP	No known country of origin
Tin	PT Mitra Stania Prima	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Kyrgyzstan, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tin	PT Mitra Sukses Globalindo	RMAP	No known country of origin
Tin	PT Panca Mega Persada		Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tin	PT Premium Tin Indonesia	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Uzbekistan, Viet Nam and Zimbabwe
Annex I - 12

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin (excluding recycled or scrap materials)
Tin	PT Prima Timah Utama	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tin	PT Putera Sarana Shakti (PT PSS)	RMAP	No known country of origin
Tin	PT Rajawali Rimba Perkasa	RMAP	No known country of origin
Tin	PT Refined Bangka Tin	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tin	PT Sariwiguna Binasentosa	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tin	PT Sukses Inti Makmur	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tin	PT Timah Tbk Kundur	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tin	PT Timah Tbk Mentok	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Annex I - 13

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin (excluding recycled or scrap materials)
Tin	PT Tirus Putra Mandiri		China and Indonesia
Tin	PT Tommy Utama	RMAP	Indonesia
Tin	Resind Industria e Comercio Ltda.	RMAP	No known country of origin
Tin	Rui Da Hung	RMAP	Brazil, China, Japan and Taiwan
Tin	Super Ligas	RMAP - Active	No known country of origin
Tin	Tin Technology & Refining	RMAP	No known country of origin
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company		Indonesia and Viet Nam
Tin	White Solder Metalurgia e Mineracao Ltda.	RMAP	Brazil, China, Germany, Peru and Thailand
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	RMAP	China and Singapore
Tin	Yunnan Tin Company Limited	RMAP	Australia, Belgium, Bolivia, Brazil, Canada, China, Ethiopia, Germany, Hong Kong, Indonesia, Malaysia, Myanmar, Peru and United States
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.		No known country of origin
Tungsten	ACL Metais Eireli		No known country of origin
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.		No known country of origin
Tungsten	Artek LLC		No known country of origin
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tungsten	China Molybdenum Co., Ltd.	RMAP	No known country of origin
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.		No known country of origin
Tungsten	Cronimet Brasil Ltda	RMAP	No known country of origin
Tungsten	DONGKUK INDUSTRIES CO., LTD.	RMAP - Progressing	No known country of origin
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	RMAP	No known country of origin
Tungsten	Fujian Xinlu Tungsten	RMAP	No known country of origin
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	RMAP	No known country of origin
Annex I - 14

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin (excluding recycled or scrap materials)
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tungsten	Global Tungsten & Powders Corp.	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tungsten	HANNAE FOR T Co., Ltd.		No known country of origin
Tungsten	Hunan Chenzhou Mining Co., Ltd.	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Mozambique, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tungsten	Japan New Metals Co., Ltd.	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	RMAP	China
Annex I - 15

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin (excluding recycled or scrap materials)
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.		China
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	RMAP	China and Korea, Republic of
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	RMAP	Argentina, Australia, Brazil, Canada, Chile, China, Guinea, Japan, Mexico, Papua New Guinea, Peru, Singapore and United States
Tungsten	Jingmen Dewei GEM Tungsten Resources Recycling Co., Ltd.	RMAP	No known country of origin
Tungsten	JSC "Kirovgrad Hard Alloys Plant"		No known country of origin
Tungsten	Kennametal Fallon	RMAP	Bolivia, China, Portugal, Russian Federation, United States and Viet Nam
Tungsten	Kennametal Huntsville	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, South Africa, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tungsten	Lianyou Metals Co., Ltd.	RMAP	No known country of origin
Tungsten	LLC Vostok		No known country of origin
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tungsten	Masan High-Tech Materials	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tungsten	Moliren Ltd.		No known country of origin
Annex I - 16

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin (excluding recycled or scrap materials)
Tungsten	Niagara Refining LLC	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tungsten	NPP Tyazhmetprom LLC		No known country of origin
Tungsten	OOO “Technolom” 1		No known country of origin
Tungsten	OOO “Technolom” 2		No known country of origin
Tungsten	Philippine Chuangxin Industrial Co., Inc.	RMAP	No known country of origin
Tungsten	TANIOBIS Smelting GmbH & Co. KG	RMAP	No known country of origin
Tungsten	Tungsten Vietnam Joint Stock Company	RMAP	No known country of origin
Tungsten	Unecha Refractory Metals Plant		No known country of origin
Tungsten	Wolfram Bergbau und Hutten AG	RMAP	Australia, Austria and China
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.		No known country of origin
Annex I - 17

Exhibit 1.01
Annex I
The table below is an aggregation of data provided by Weatherford’s suppliers through May 2, 2023 and lists SORs within our supply chain that for the reporting year 2022, either: (i) indicated “no known country or origin” and that are perceived by Weatherford, as a result of its due diligence, to present a higher risk regarding potential sourcing of Covered Minerals within the Covered Region, or (ii) indicated some sourcing of Covered Minerals within the Covered Region. Of these 51 SORs, all but eight are certified as conflict-free with respect to the applicable Covered Mineral(s) by at least one of the Certifying Organizations, compared to six in the prior year. Of the eight uncertified SORs identified this year: (1) one SOR that supplied gold is, itself, located in the Covered Region and reported no known country of origin for its source material; (2) two SORs that supplied tin and are reportedly in the process of obtaining their “conflict-free” certification or designation from one of the Certifying Organizations; and (3) each of the remaining five SORs reported sourcing material within the Covered Region as well as from numerous countries outside the Covered Region.

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin (excluding recycled or scrap materials)
Gold	African Gold Refinery		No known country of origin
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	LBMA, RMAP	Argentina, Australia, Brazil, Canada, Chile, China, DRC- Congo (Kinshasa), Germany, Japan, Mexico, Peru, Switzerland, United States, Uzbekistan and Zambia
Gold	Asaka Riken Co., Ltd.	RMAP	Armenia, Burundi, Japan, Mexico, Mozambique, Niger, Nigeria and Rwanda
Gold	CCR Refinery - Glencore Canada Corporation	LBMA, RMAP	Argentina, Australia, Canada, Chile, China, DRC- Congo (Kinshasa), Germany, Indonesia, Japan, Peru, Switzerland, United States and Zambia
Gold	Jiangxi Copper Co., Ltd.	LBMA, RMAP	Chile, China, Japan, Rwanda and United States
Gold	Mitsubishi Materials Corporation	LBMA, RMAP	Austria, Canada, Chile, Congo (Brazzaville), Hong Kong, Japan, Mongolia, Mozambique, Papua New Guinea and United Kingdom
Gold	Nihon Material Co., Ltd.	LBMA, RMAP	Australia, Bolivia, Brazil, Canada, Chile, China, DRC- Congo (Kinshasa), Indonesia, Japan, Malaysia, Mozambique, Niger, Nigeria, Peru, Portugal, Rwanda, Spain, Switzerland and Thailand
Gold	Prioksky Plant of Non-Ferrous Metals		Australia, Bolivia, Brazil, Canada, China, Ethiopia, Germany, India, Japan, Mozambique, Namibia, Russian Federation, Rwanda, Sierra Leone and Zimbabwe
Gold	Rand Refinery (Pty) Ltd.	LBMA, RMAP	Australia, Austria, Canada, China, DRC- Congo (Kinshasa), Germany, Ghana, Guinea, Hong Kong, Jersey, Malaysia, Mali, Mozambique, Namibia, Papua New Guinea, Philippines, South Africa, Switzerland and Tanzania
Gold	Samduck Precious Metals		Australia, Bolivia, Brazil, Canada, China, Ethiopia, Germany, India, Japan, Korea, Republic of, Mozambique, Namibia, Rwanda, Sierra Leone, Thailand, United States and Zimbabwe
Tantalum	AMG Brasil	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, DRC- Congo (Kinshasa), Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	RMAP	Australia, Brazil, Canada, China, DRC- Congo (Kinshasa), Mozambique, Russian Federation and Thailand
Tantalum	F&X Electro-Materials Ltd.	RMAP	Angola, Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Burundi, Cambodia, Canada, Central African Republic, Chile, China, Colombia, Congo (Brazzaville), Czech Republic, Djibouti, DRC- Congo (Kinshasa), Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Rwanda, Sierra Leone, Singapore, Slovakia, South Sudan, Spain, Suriname, Switzerland, Taiwan, Tanzania, Thailand, Uganda, United Kingdom, United States, Viet Nam, Zambia and Zimbabwe
Annex I - 18

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin (excluding recycled or scrap materials)
Tantalum	Global Advanced Metals Aizu	RMAP	Angola, Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Burundi, Cambodia, Canada, Central African Republic, Chile, China, Colombia, Congo (Brazzaville), Czech Republic, Djibouti, DRC- Congo (Kinshasa), Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Rwanda, Sierra Leone, Singapore, Slovakia, South Sudan, Spain, Suriname, Switzerland, Taiwan, Tanzania, Thailand, Uganda, United Kingdom, United States, Viet Nam, Zambia and Zimbabwe
Tantalum	Global Advanced Metals Boyertown	RMAP	Angola, Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Burundi, Cambodia, Canada, Central African Republic, Chile, China, Colombia, Congo (Brazzaville), Czech Republic, Djibouti, DRC- Congo (Kinshasa), Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Mozambique, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Rwanda, Sierra Leone, Singapore, Slovakia, South Sudan, Spain, Suriname, Switzerland, Taiwan, Tanzania, Thailand, Uganda, United Kingdom, United States, Viet Nam, Zambia and Zimbabwe
Tantalum	H.C. Starck Inc.	RMAP	Australia, Bolivia, Brazil, Burundi, Canada, China, Congo (Brazzaville), Ethiopia, Germany, India, Japan, Mozambique, Namibia, Nigeria, Rwanda, Sierra Leone, United States and Zimbabwe
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	RMAP	Angola, Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Burundi, Cambodia, Canada, Central African Republic, Chile, China, Colombia, Congo (Brazzaville), Czech Republic, Djibouti, DRC- Congo (Kinshasa), Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Italy, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Rwanda, Sierra Leone, Singapore, Slovakia, South Sudan, Spain, Suriname, Switzerland, Taiwan, Tanzania, Thailand, Uganda, United Kingdom, United States, Viet Nam, Zambia and Zimbabwe
Tantalum	Jiujiang Tanbre Co., Ltd.	RMAP	Angola, Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Burundi, Cambodia, Canada, Central African Republic, Chile, China, Colombia, Congo (Brazzaville), Czech Republic, Djibouti, DRC- Congo (Kinshasa), Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Kenya, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Mozambique, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Russian Federation, Rwanda, Sierra Leone, Singapore, Slovakia, South Africa, South Sudan, Spain, Suriname, Switzerland, Taiwan, Tanzania, Thailand, Uganda, United Kingdom, United States, Viet Nam, Zambia and Zimbabwe
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, DRC- Congo (Kinshasa), Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Annex I - 19

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin (excluding recycled or scrap materials)
Tantalum	KEMET de Mexico	RMAP	Angola, Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Burundi, Cambodia, Canada, Central African Republic, Chile, China, Colombia, Congo (Brazzaville), Czech Republic, Djibouti, DRC- Congo (Kinshasa), Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Ghana, Guinea, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mali, Mexico, Mongolia, Mozambique, Myanmar, Namibia, Netherlands, Niger, Nigeria, Peru, Portugal, Russian Federation, Rwanda, Sierra Leone, Singapore, Slovakia, South Africa, South Sudan, Spain, Suriname, Switzerland, Taiwan, Tanzania, Thailand, Uganda, United Kingdom, United States, Viet Nam, Zambia and Zimbabwe
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	RMAP	Angola, Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Burundi, Cambodia, Canada, Central African Republic, Chile, China, Colombia, Congo (Brazzaville), Czech Republic, Djibouti, DRC- Congo (Kinshasa), Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Mozambique, Myanmar, Namibia, Netherlands, Niger, Nigeria, Peru, Portugal, Russian Federation, Rwanda, Sierra Leone, Singapore, Slovakia, South Sudan, Spain, Suriname, Switzerland, Taiwan, Tanzania, Thailand, Uganda, United Kingdom, United States, Viet Nam, Zambia and Zimbabwe
Tantalum	Taki Chemical Co., Ltd.	RMAP	Angola, Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Burundi, Cambodia, Canada, Central African Republic, Chile, China, Colombia, Congo (Brazzaville), Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Rwanda, Sierra Leone, Singapore, Slovakia, South Sudan, Spain, Suriname, Switzerland, Taiwan, Tanzania, Thailand, Uganda, United Kingdom, United States, Viet Nam, Zambia and Zimbabwe
Tantalum	TANIOBIS Co., Ltd.	RMAP	Angola, Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Burundi, Cambodia, Canada, Central African Republic, Chile, China, Colombia, Congo (Brazzaville), Czech Republic, Djibouti, DRC- Congo (Kinshasa), Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Kenya, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Mozambique, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Rwanda, Sierra Leone, Singapore, Slovakia, South Africa, South Sudan, Spain, Suriname, Switzerland, Taiwan, Tanzania, Thailand, Uganda, United Kingdom, United States, Viet Nam, Zambia and Zimbabwe
Tantalum	TANIOBIS GmbH	RMAP	Angola, Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Burundi, Cambodia, Canada, Central African Republic, Chile, China, Colombia, Congo (Brazzaville), Czech Republic, Djibouti, DRC- Congo (Kinshasa), Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Mozambique, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Rwanda, Sierra Leone, Singapore, Slovakia, South Sudan, Spain, Suriname, Switzerland, Taiwan, Tanzania, Thailand, Uganda, United Kingdom, United States, Viet Nam, Zambia and Zimbabwe
Tantalum	TANIOBIS Japan Co., Ltd.	RMAP	Australia, Bolivia, Brazil, Canada, China, Ethiopia, Germany, India, Japan, Mozambique, Namibia, Rwanda, Sierra Leone and Zimbabwe
Annex I - 20

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin (excluding recycled or scrap materials)
Tantalum	TANIOBIS Smelting GmbH & Co. KG	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Burundi, Cambodia, Canada, Chile, China, Colombia, Congo (Brazzaville), Czech Republic, Djibouti, DRC- Congo (Kinshasa), Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Mozambique, Myanmar, Namibia, Netherlands, Nigeria, Portugal, Russian Federation, Rwanda, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tantalum	Ulba Metallurgical Plant JSC	RMAP	Angola, Argentina, Australia, Austria, Belarus, Belgium, Bolivia, Brazil, Burundi, Cambodia, Canada, Central African Republic, Chile, China, Colombia, Congo (Brazzaville), Czech Republic, Djibouti, DRC- Congo (Kinshasa), Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Mozambique, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Rwanda, Sierra Leone, Singapore, Slovakia, South Sudan, Spain, Suriname, Switzerland, Taiwan, Tanzania, Thailand, Uganda, United Kingdom, United States, Viet Nam, Zambia and Zimbabwe
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, DRC- Congo (Kinshasa), Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Russian Federation, Rwanda, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tin	CV Venus Inti Perkasa	RMAP	Canada, Chile, Congo (Brazzaville), Germany, Guyana, Indonesia, Japan, Mexico, Peru, Suriname and Switzerland
Tin	EM Vinto	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Congo (Brazzaville), Czech Republic, Djibouti, DRC- Congo (Kinshasa), Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tin	Magnu's Minerais Metais e Ligas Ltda.	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, DRC- Congo (Kinshasa), Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tin	Malaysia Smelting Corporation (MSC)	RMAP	Angola, Argentina, Australia, Austria, Belgium, Burundi, Cambodia, Central African Republic, China, Colombia, Congo (Brazzaville), Czech Republic, Djibouti, DRC- Congo (Kinshasa), Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Kazakhstan, Kenya, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Mozambique, Myanmar, Namibia, Netherlands, Russian Federation, Sierra Leone, Singapore, Slovakia, South Africa, South Sudan, Suriname, Taiwan, Tanzania, Uganda, United Kingdom, United States, Viet Nam, Zambia and Zimbabwe
Annex I - 21

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin (excluding recycled or scrap materials)
Tin	Metallo Belgium N.V.	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, DRC- Congo (Kinshasa), Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tin	Operaciones Metalurgicas S.A.	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, DRC- Congo (Kinshasa), Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tin	PT Bangka Tin Industry	RMAP - Progressing	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, DRC- Congo (Kinshasa), Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tin	PT Bukit Timah	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, DRC- Congo (Kinshasa), Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Poland, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tin	PT Stanindo Inti Perkasa	RMAP	Argentina, Armenia, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, DRC- Congo (Kinshasa), Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Mozambique, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tin	PT Timah Nusantara	RMAP - Active	Bolivia, Brazil, Burundi, China, Congo (Brazzaville), DRC- Congo (Kinshasa), Indonesia, Malaysia, Niger, Nigeria and Rwanda
Tin	PT Tinindo Inter Nusa		Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, DRC- Congo (Kinshasa), Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Rwanda, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Annex I - 22

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin (excluding recycled or scrap materials)
Tin	Thaisarco	RMAP	Angola, Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Burundi, Cambodia, Canada, Central African Republic, Chile, China, Colombia, Congo (Brazzaville), Czech Republic, Djibouti, DRC- Congo (Kinshasa), Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Morocco, Myanmar, Namibia, Netherlands, Nigeria, Peru, Poland, Portugal, Russian Federation, Rwanda, Sierra Leone, Singapore, Slovakia, South Sudan, Spain, Suriname, Switzerland, Taiwan, Tanzania, Thailand, Uganda, United Kingdom, United States, Viet Nam, Zambia and Zimbabwe
Tin	VQB Mineral and Trading Group JSC		China, DRC- Congo (Kinshasa), Indonesia, Japan, Malaysia, Peru and Viet Nam
Tungsten	A.L.M.T. TUNGSTEN Corp.	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Burundi, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, DRC- Congo (Kinshasa), Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Niger, Nigeria, Peru, Portugal, Russian Federation, Rwanda, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tungsten	Asia Tungsten Products Vietnam Ltd.	RMAP	Angola, Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Burundi, Cambodia, Canada, Central African Republic, Chile, China, Colombia, Congo (Brazzaville), Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Rwanda, Sierra Leone, Singapore, Slovakia, South Sudan, Spain, Suriname, Switzerland, Taiwan, Tanzania, Thailand, Uganda, United Kingdom, United States, Viet Nam, Zambia and Zimbabwe
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, DRC- Congo (Kinshasa), Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Mozambique, Myanmar, Namibia, Netherlands, Niger, Nigeria, Peru, Portugal, Russian Federation, Rwanda, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, DRC- Congo (Kinshasa), Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Annex I - 23

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin (excluding recycled or scrap materials)
Tungsten	H.C. Starck Tungsten GmbH	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Mozambique, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Rwanda, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tungsten	Hydrometallurg, JSC		Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Czech Republic, Djibouti, DRC- Congo (Kinshasa), Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	RMAP	Australia, Bolivia, Brazil, Canada, China, DRC- Congo (Kinshasa), Indonesia, Malaysia, Peru and Russian Federation
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	RMAP	Australia, Bolivia, Brazil, Burundi, Canada, China, Malaysia, Mexico, Niger, Nigeria, Russian Federation, Rwanda, Spain and Thailand
Tungsten	Xiamen Tungsten Co., Ltd.	RMAP	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, DRC- Congo (Kinshasa), Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Korea, Republic of, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Niger, Nigeria, Peru, Portugal, Russian Federation, Rwanda, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam and Zimbabwe
Annex I - 24